Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002

In connection with the annual report of Extended Stay America, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James L. Donald, Chief Executive Officer of the Company, and Jonathan S. Halkyard, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2015	/s/ James L. Donald
James L. Donald
Chief Executive Officer

February 26, 2015	/s/ Jonathan S. Halkyard
Jonathan S. Halkyard
Chief Financial Officer